LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED JUNE 3, 2016

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED FEBRUARY 1, 2016, OF

QS STRATEGIC REAL RETURN FUND

The information in this supplement is effective as of June 14, 2016.

Effective April 1, 2016, QS Investors, LLC (“QS Investors”) replaced QS Legg Mason Global Asset Allocation, LLC (“QS LMGAA”) and QS Batterymarch Financial Management, Inc. (“QS Batterymarch”) as the adviser and a subadviser to the fund.

The following text replaces the information solely regarding the portfolio managers of QS LMGAA and QS Batterymarch in the section of the fund’s Summary Prospectus and Prospectus titled “Management – Portfolio managers”:

Portfolio managers: QS Investors: Thomas Picciochi (Head of Multi-Asset Portfolio Management Implementation of QS Investors) and Ellen Tesler (Portfolio Manager of QS Investors) have been portfolio managers for the fund since May 2014. Adam J. Petryk (Head of Multi-Asset and Solutions of QS Investors) has been a portfolio manager for the fund since June 2016.

Stephen A. Lanzendorf, CFA Head of Active Equity Portfolio Management Strategy, and Joseph S. Giroux, Portfolio Manager, have been portfolio managers of the Global Equity Securities sleeve subadvised by QS Investors since 2011 and May 2014, respectively.

The following text replaces the information solely regarding the portfolio managers of QS LMGAA and QS Batterymarch in the section of the fund’s Prospectus titled “More on fund management – Portfolio managers”:

Portfolio managers:

QS Investors:

The following portfolio managers are employed by QS Investors to monitor and coordinate management of the fund and provide day-to-day management of the Commodity-Linked Securities Sleeve, the REITs Sleeve and the Tactical Strategy Sleeve:

Thomas Picciochi has served as a portfolio manager of the fund since May 2014. Mr. Picciochi serves as a Head of Multi-Asset Portfolio Management Implementation of QS Investors and has 25 years of investment experience. He has been responsible for multi-asset portfolio management and trading at QS Investors since 2010. He was formerly a senior portfolio manager for Deutsche Asset Management’s Quantitative Strategies group, and member of the Global Tactical Asset Allocation Investment Oversight Committee and portfolio manager for Absolute Return Strategies from 1999 to 2010. Prior to joining Deutsche Asset Management, he held various research and analyst positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management over a 13 year period. He received both his B.A. and M.B.A. from the University of Miami.

Ellen Tesler has served as a portfolio manager of the fund since May 2014. Ms. Tesler serves as a Portfolio Manager of QS Investors and has 16 years of investment experience. She has been a member of the portfolio management and trading group at QS Investors since 2010. She was formerly a portfolio manager within the Strategic Asset Allocation Team at Deutsche Asset Management from 2003 to 2010. At Deutsche Asset Management she also served as a quantitative analyst for fundamental equity teams from 2000 to 2002. Prior to joining Deutsche Asset Management, she spent a year as a quantitative analyst at Lord Abbett and Company. She received both her B.B.A. and M.B.A. from Pace University.

Adam J. Petryk, CFA has served as a portfolio manager of the fund since June 2016. Mr. Petryk serves as Head of Multi-Asset and Solutions for QS Investors and has 20 years of investment experience. Prior to June 2014, he served as Chief Investment Officer at Batterymarch Financial Management, Inc. (“Batterymarch”) from 2012 to 2014. At Batterymarch, he also served as Deputy Chief Investment Officer and co-head of the Developed Markets investment team from 2010 to 2012, Senior Director and Global Investment Strategist on the Developed Markets team from 2008 to 2010 and Global Investment Strategist during 2007. From 2007 to 2009, he was also the Chief Investment Officer of Legg Mason Canada Inc., an affiliate of Batterymarch. Prior to joining Batterymarch, he spent eight years at Legg Mason Canada Inc. as Chief Investment officer, head of the Quantitative Management team and Quantitative Strategist. He also performed quantitative equity analysis at Scotia Capital Markets. He received a B.S. in Computer Engineering from University of Waterloo, Ontario, Canada and an M.S. in Electrical Engineering from University of Waterloo.

QS Investors’ Active Equity Portfolio Management Strategy team manages the Global Equity Securities sleeve of the fund. Members of the team may change from time to time. Stephen A. Lanzendorf, CFA and Joseph S. Giroux are responsible for the strategic oversight of the fund’s investments. Their focus is on portfolio structure, and they will be primarily responsible for ensuring that the fund complies with its investment objective, guidelines and restrictions, and QS Investors’ current investment strategies.

Mr. Lanzendorf, CFA is the Head of Active Equity Portfolio Management Strategy at QS Investors. He was formerly the Deputy Chief Investment Officer and head of the Developed Markets investment team at Batterymarch from 2012 to 2014. At Batterymarch, he also served as co-head of the Developed Markets team from 2010 to 2012 and head of the U.S. investment team from 2006 to 2010. He has a B.S. and M.S. in Nuclear Engineering from Massachusetts Institute of Technology.

Mr. Giroux is a Portfolio Manager at QS Investors. He was formerly a developed markets Portfolio Manager at Batterymarch from 2012 to 2014. Prior to joining Batterymarch, he managed both U.S. and non-U.S. assets for five years at several firms—Golden Capital Management, Wells Capital Management and Evergreen Investments—that were affiliated with or acquired by Wells Fargo. He also served as a Portfolio Manager at TriPoint Asset Management and The Boston Company Asset Management. He has a B.S. in Computer Science from New England Institute of Technology.

The SAI provides information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and any fund shares held by the portfolio manager.

Please retain this supplement for future reference.

QSIN279760

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